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                                                                  EXHIBIT 10.6.1

                            EAST WEST BANCORP, INC.

                               AMENDMENT NO. 1 TO
                            1998 SPIRIT OF OWNERSHIP
                NON-QUALIFIED STOCK OPTION PROGRAM FOR EMPLOYEES

          This Amendment No. 1 amends the 1998 Spirit of Ownership Non-Qualified Stock Option Program for Employees ("Program") under which options to purchase shares of common stock of East West Bancorp, Inc., a Delaware corporation (the "Company"), may be granted from time to time to employees of the Company or one or more of its subsidiaries.

          NOW, THEREFORE, this Program is hereby amended by adding a new Section 13 thereto to read as follows:

          13.          Eligibility. Any employee whose compensation is required
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                       under applicable securities laws and regulations to be
                       disclosed in the annual proxy of the company shall be entitled to any grants under the Sprint of Ownership program for that year and any grants under the Spirit of Ownership Program previously made to such employee (and not previously exercised) shall be null and void.

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